UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2023

Commission file number 001-41113

GAMES & ESPORTS EXPERIENCE ACQUISITION CORP.

(Exact Name of Registrant as Specified in Its Charter)

Cayman Islands	98-1592885
State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.

7381 La Tijera Blvd. P.O. Box 452118 Los Angeles, California	90045
Address of Principal Executive Offices	Zip Code

Registrant’s telephone number, including area code: (213) 266-7674

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	GEEXU	The Nasdaq Global Market
Class A Ordinary Shares	GEEX	The Nasdaq Global Market
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	GEEXW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 3, 2023, Games & Esports Experience Acquisition Corp. (the “Company”) issued an unsecured promissory note (the “Sponsor Note”) to the Company’s sponsor, GEEX Sponsor, LLC (the “Sponsor”), which provides for borrowings from time to time of up to an aggregate of $1,000,000 which may be drawn by the Company and used for working capital purposes and/or to finance monthly deposits into the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (“IPO”) for each public share that is not redeemed in connection with the extension of the Company’s termination date from March 7, 2023 (the “Termination Date”) to December 7, 2023. The Sponsor Note does not bear interest and is repayable in full upon the earlier of the consummation of the Company’s initial business combination or the date the Company liquidates the Trust Account upon the failure of the Company to consummate an initial business combination within the requisite time period. Upon the consummation of the Company’s initial business combination, the Sponsor shall have the option, but not the obligation, to convert the entire principal balance of the Sponsor Note, in whole or in part, into private placement warrants of the post-business combination entity at a price of $1.00 per warrant. The terms of such private placement warrants (if issued) will be identical to the terms of the private placement warrants issued by the Company in a private placement concurrent with the closing of the IPO and subject to the terms of that certain Warrant Agreement, dated as of December 1, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent, and that certain letter agreement, dated as of December 1, 2021, among the Company, the Sponsor and certain other parties thereto. The Sponsor Note is subject to customary events of default, the occurrence of any of which automatically triggers the unpaid principal balance of the Sponsor Note and all other sums payable with regard to the Sponsor Note becoming immediately due and payable.

On March 3, 2023, the Company borrowed $350,000 under the Sponsor Note and deposited $140,000 into the Trust Account to fund the initial one-month extension of the Company’s Termination Date until April 7, 2023.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 6, 2023, shareholders of the Company held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”), where the shareholders of the Company approved by special resolution an amendment (the “Charter Amendment”) to the amended and restated memorandum and articles of association of the Company (the “Charter”) to: (A) extend the date by which the Company has to complete an initial business combination from the Termination Date to December 7, 2023, by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time after the Termination Date, until December 7, 2023, unless the closing of the Company’s initial business combination shall have occurred, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account for each such one-month extension period the lesser of (i) an aggregate of $140,000 or (ii) $0.05 per public share that remains outstanding and is not redeemed prior to any such one-month extension; and (B) cancel the automatic three-month extension period in the Company’s Charter to which the Company was entitled upon filing a preliminary proxy statement, registration statement or similar filing for an initial business combination during (i) the 15-month period from the consummation of the Company’s IPO or (ii) any paid extension period, to consummate an initial business combination.

A copy of the special resolution adopting the Charter Amendment is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Company’s Extraordinary General Meeting, the following proposal was considered and acted upon by the shareholders of the Company: a proposal to approve by special resolution the Charter Amendment (the “Extension Amendment Proposal”). The number of votes cast for or against, as well as the number of abstentions as to each proposal, are set forth below.

Extension Amendment Proposal

Votes For	Votes Against	Abstentions
19,892,353	2,218,771	0

Accordingly, the Extension Amendment Proposal was approved.

As there were sufficient votes at the time of the Extraordinary General Meeting to approve the above proposal by special resolution, the Adjournment Proposal, which had been previously voted on by proxy, was not presented to shareholders at the Extraordinary General Meeting.

Item 8.01 Other Events.

In connection with the votes to approve the Extension Amendment Proposal, 13,639,848 ordinary shares of the Company were rendered for redemption. The ordinary shares will be redeemed at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding ordinary shares. The per-share redemption amount has been calculated to be approximately $10.43 per share.

On March 6, 2023, the Company notified Continental Stock Transfer & Trust Company of its intention to extend the Termination Date by an additional month to April 7, 2023, subject to the Sponsor (or its affiliates or permitted designees) depositing $140,000 into the Trust Account, on or prior to the initial March 7, 2023 Termination Date. On March 3, 2023, the Sponsor deposited $140,000 into the Trust Account and, as a result, the Termination Date was extended by one month until April 7, 2023.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
3.1	Copy of the special resolution amending Article 49.9 of the Company’s Amended and Restated Memorandum and Articles of Association, adopted by shareholders of the Company on March 6, 2023.
10.1	Promissory Note, dated March 3, 2023, between the Company and the Sponsor.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Games & Esports Experience Acquisition Corp.

Date: March 6, 2023	By:	/s/ Ari Segal
Name: Ari Segal
Title: Chief Executive Officer